EXHIBIT 10.176

                             SIXTEENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SIXTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Sixteenth Amendment") dated as of September 30, 1999, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996, as further amended by that Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1997, as further amended by that Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1997, as further amended by that Twelfth

Amendment to Third Amended and Restated Credit Agreement, dated as of December 31, 1997, as farther amended by that Thirteenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1998, as further amended by that Fourteenth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1998, and as further amended by that fifteenth Amendment to Third Amended and Restated Credit Agreement, dated March 31, 1999 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended extend the availability of advances under the Credit Agreement, to revise the interest rates and to revise certain financial and other covenants; and

         WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

   a. Section 1.1 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 1.1 COMMITMENTS. (a) Upon the terms and subject to the conditions set forth herein, from the Agreement Date to but excluding the Termination Date, each of the Banks severally, and not jointly, agrees (i) to make Revolving Loans as provided in Section 2.1, (ii) to purchase participations in Acceptances created and discounted by the Agent as provided in Section 2.19, and (iii) to purchase participations in Standby Letters of Credit and Trade Letters of Credit issued by the Agent for the account of the Borrower as provided in Section 2.19.

      (b) The sum of (i) the aggregate unpaid principal amount of any Bank's Revolving Loans outstanding, plus (ii) the aggregate amount of such Bank's participations in Acceptance Obligations, plus (iii) the aggregate amount of such Bank's participations in Letter of

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      Credit Obligations, shall not exceed at any time such Bank's Commitment.

      (c) The sum of (i) the aggregate unpaid principal amount of all Revolving Borrowings, plus (ii) the aggregate amount of all Acceptance Obligations, plus (iii) the aggregate amount of all Standby Letter of Credit Obligations and Trade Letter of Credit Obligations shall not exceed at any time $25,000,000.00 (such amount as reduced from time to time pursuant to the terms hereof, the "Total Commitment").

      (d) The Total Commitment shall not exceed one hundred percent (100%) of the book value of Borrower's and Guarantors' Inventory and Receivables plus one hundred percent (100%) of Borrower's collected, unrestricted and unencumbered cash deposits in Agent.

      (e) The aggregate amount of the Standby Letter of Credit Obligations shall not exceed the Standby Letter of Credit Cap.

      (f) If at any time, the limitations set forth in this Section 1.1 are exceeded, then the Borrower shall immediately repay the amounts in excess of such limits."

   b. Section 1.3 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 1.3 COMMITMENT FEE. (i) The Borrower agrees to pay to the Agent, for the account of each Bank, a fee (a "Commitment Fee") for each day from the Agreement Date to but excluding the Termination Date equal to 0.25% per annum on such Bank's average daily unused Commitment. Said Commitment Fee shall be calculated on the basis of a 360-day year and shall be payable quarterly in arrears on the first Business Day of each October, January, April and July, and on the Termination Date, commencing in July, 1994.

      (ii) The Borrower will pay to the Agent for the benefit of the Banks which are signatories hereto a fee in the amount of $50,000 on the date of execution hereof.

      (iii) The Borrower will pay to the Agent an annual administrative fee, in advance, in the respective amount and on the dates previously agreed in writing by Borrower and the Agent."

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

   c. Section 2.1 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 2.1. REVOLVING LOAN. Upon the terms and subject to the conditions of this Agreement, each Bank shall, from time to time from the Agreement Date to but excluding the Termination Date, make one or more Revolving Loans to the Borrower in an amount equal to its Proportionate Share of each Revolving Borrowing."

   d. Section 2.3(a) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 2.3(a). INTEREST AND FEES ON LOANS. (a) RATES ON LOANS. Each Loan shall bear interest on the unpaid principal amount thereof until due whether by acceleration or otherwise at a rate determined by reference to Prime Rate Loan or LIBOR Loan. The applicable basis for determining the rate of interest shall be selected by Borrower, at the time that the Notice of Borrowing is given pursuant to Section 2.2 or at the time a Notice of Conversion/Continuation is given pursuant to Section 2.2. If on any Day any Loan is outstanding with respect to which such a notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest then for that Day the Loan shall bear interest as set forth herein for a Prime Rate Loan. The Loan shall bear interest as follows:

         (i) A Prime Rate Loan at a fluctuating rate per annum equal to the higher of (A) the Prime Rate or (B) the Federal Funds Rate plus 50 basis points (0.50%); or

         (ii) Through December 31, 1999, a LIBOR Loan at a rate per annum equal to the sum of the LIBOR plus 160 basis points (l.60%); or

         (iii) After December 31, 1999, a LIBOR Loan at a rate per annum equal to the sum of the LIBOR plus the LIBOR Margin (basis points) determined in accordance with the Senior Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization (Sr. FD/EBITDA) ratio indicated below determined as of the end of the preceding calendar quarter and calculated on an annualized basis for the quarter ending September 30, 1999 and

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         calculated on a rolling four (4) quarter basis for the end of each quarter thereafter, any such change in the rate per annum to be effective on the first day of the fiscal quarter after the fiscal quarter in which financial statements are required to be furnished to the Agent as provided herein:

         ===================================================================
                         Sr. FD/EBITDA                         LIBOR Margin
                                                              (basis points)
         ===================================================================
         /less than/ 1.00                                          140
         -------------------------------------------------------------------
         /greater than/=1.00 & /less than/ 1.25                    160
         -------------------------------------------------------------------
         =1.25 & /less than/ 1.75                                  180
         -------------------------------------------------------------------
         /greater than/=1.75 & /less than/ 2.25                    200
         -------------------------------------------------------------------
         /greater than/=2.25                                       250
         ===================================================================

   e. Section 2.4 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 2.4. MANDATORY REPAYMENT OF LOANS. All Loans outstanding on the Termination Date shall mature and become immediately due and payable."

   f. Section 2.5 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 2.5. OPTIONAL PREPAYMENTS OF LOANS. The Borrower may at any time and from time to time upon one Business Day's notice prepay the Loans in whole or in part without premium or penalty, except that any prepayment of Loans by the Borrower shall be in an aggregate principal amount of at least $100,000 or an integral multiple thereof, subject, however, to the Borrower's right to repay all outstanding Revolving Loans in full. Amounts to be prepaid shall irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with interest thereon as provided in Section 2.3(d). Amounts prepaid in respect of Loans consisting of Revolving Borrowings may be reborrowed, subject to the terms and conditions hereof."

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

   g. Section 5.3 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.3. USE OF PROCEEDS. Except as otherwise provided in Section 5.6, use any Extension of Credit only (a) for the manufacture, purchase, importation or shipment of inventory, (b) for refinancing certain Existing Debt, and (c) for working capital purposes. None of the proceeds of any of the Extensions of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meeting of Regulation U and X) or to extend credit or otherwise for the purpose of purchasing or carrying any margin stock. If requested by the Agent, the Borrower will furnish to the Agent statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U."

   h. Section 5.6 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.6. MERGER, CONSOLIDATION, ACQUISITIONS AND DISPOSITION OF ASSETS. Without the Required Banks' prior written consent, (a) merge or consolidate with any Person, except that, if after giving effect thereto no Default would exist, this Section 5.6 shall not apply to (i) any merger or consolidation of the Borrower with any Subsidiary, provided that the Borrower shall be the continuing entity, or (ii) any merger or consolidation of any Subsidiary with any other Subsidiary if, after giving effect thereto, the continuing entity is a Wholly-Owned Subsidiary of the Borrower that has no Liabilities other than Permitted Debt, (b) except as provided in Section 5.18(g), purchase, lease or otherwise acquire for cash or other consideration (not including the Capital Securities of Borrower) all or any substantial portion of the assets of any other Person (which for the purposes of this Section shall mean more than 10% of the gross assets of such Person or any business unit) provided, however, that no prior written consent shall be required if (i) the operation of such Person to be required is predominately in the same or related business as the Borrower; (ii) the combination of cash consideration and assumed debt in conjunction with such acquisition does not exceed

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

      $5,000,000.00; and (iii) after giving effect to such acquisition, the Borrower shall be in compliance, on a proforma historical basis, with all provisions and covenants contained in this Agreement, or (c) except as provided in Section 5.10(b), sell, lease, transfer or otherwise dispose of any assets, except that this Section 5.6 shall not apply to any creation of a Permitted Lien or any disposition (i) of assets in the ordinary course of business or (ii) of any retired property not used or useful in its business, PROVIDED, HOWEVER, that prior to taking any action as provided in this Section 5.6 which does not require the prior written consent of the Required Banks, the Agent shall be furnished written notice thereof by the Borrower or Guarantor."

   i. Section 5.11. of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.11. PERMITTED DEBT. Without the Required Banks' prior written consent, create, incur, assume or suffer to exist any Debt, other than:

      (a) Debt arising under this Agreement or the other Loan Documents,

      (b) Existing Debt,

      (c) Purchase Money Debt and Capitalized Lease Obligations incurred in the ordinary course of business after the Agreement Date which does not exceed $1,000,000 in the aggregate for all such entities at any time outstanding,

      (d) Debt evidenced by an Intercompany Note pledged to the Agent under the Pledge Agreement,

      (e) Subordinated Debt in form and substance acceptable in all respects to the Agent and the Required Banks and evidenced by their written consent thereto, and

      (f) in the case of the Borrower, any other unsecured Debt which does not exceed $200,000 in the aggregate for the Borrower at any time outstanding.

      (g) mortgage loan of Borrower in an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) payable to the Agent in conjunction

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      with the refinancing of Borrower's headquarters facility in Dade County,
      Florida.

      (h) mortgage loan of Dana Lighting, Inc. in conjunction with the issuance of taxable variable rate industrial development revenue bonds by the Mississippi Business Finance Corporation in an amount not to exceed Ten Million Five Hundred Thousand Dollars ($10,500,000.00), payable to the Agent as issuer of a direct pay letter of credit to secure said bonds."

   j. Section 5.13 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.13 MINIMUM FIXED CHARGE COVERAGE RATIO. As at the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 1999, the Borrower's Fixed Charge Coverage Ratio shall equal at least 1.5:1.0, computed on a rolling four-quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding three quarters."

   k. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.14 MAXIMUM FUNDED DEBT TO EBITDA RATIO. As at the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 1999, the Borrower's Funded Debt to EBITDA Ratio shall not exceed 3.25:1.00, computed on a rolling four-quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding three quarters."

   l. Section 5.15 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.15 MAXIMUM SENIOR FUNDED DEBT TO EBITDA RATIO. As at the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 1999, the Borrower's Senior Funded Debt to EBITDA Ratio shall not exceed 2.50:1.00, computed on a rolling four-quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding three quarters."

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

   m. Section 5.18(g) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 5.18(g) the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $25,000,000.00 without the prior written consent of all Banks and, further provided that not more than $5,000,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $25,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00."

   n. Section 6.1(e) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 6.1(e) RECEIVABLE AND INVENTORY REPORT. At the time of furnishing the quarterly financial statement as provided in Section 6.1(a) above and at such other times as may be requested by the Agent, a Receivables aging and Inventory summary report in form satisfactory to the Agent at the expense of the Borrower."

   o. Section 6.3(b) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "Section 6.3(b) VISITS AND INSPECTIONS. Permit representatives (whether or not officers or employees) of the Agent or the Banks, from time to time, as often as may be reasonably requested, but only during normal business hours, to (i) visit and inspect any properties of the Borrower, the Guarantors and each of their respective Subsidiaries, (ii) inspect and make extracts from their books and records, including but not limited to management letters prepared by the Borrower's independent accountants,
      (iii) discuss with their principal officers, and their independent accountants, their respective businesses, assets, liabilities, financial conditions, results of operations and business prospects and (iv) inspect the Collateral and the premises upon which any of the Collateral is located, verify the amount, quality, quantity, value and condition of, or any

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

      other matter relating to, the Collateral and (v) annually, at the expense of the Borrower, conduct an audit of the Receivables and Inventory. In the event that any of the Collateral is under the exclusive control of any third party, the Borrower and the Guarantors shall use their best efforts to cause such parties to make such inspection rights available to the Agent."

   p. The following definitions found in Section ll.l(a) of the Credit Agreement are hereby deleted, and in lieu thereof, there is substituted the following:

      "PERMITTED GUARANTY" means a Guaranty that is (i) an endorsement of a negotiable instrument for collection in the ordinary course of business,
      (ii) subject to the limitations contained in Section 5.11, a Guaranty of any Debt of any Guarantor, (iii) a Guaranty by the Borrower of Operating Leases of any Guarantor reasonably required in its ordinary operations,
      (iv) a Guaranty of the Debt of Go-Gro Industries Limited, a Hong Kong corporation, for loans not in excess of Eight Million Dollars ($8,000,000.00), to primarily fund its working capital needs, (v) a Guaranty of the Debt of Go-Gro Industries Limited, or the debt of a Chinese cooperative joint venture controlled by Go-Gro Industries Limited, for loans not in excess of $1,200,000.00 to fund equipment purchases, or
      (vi) a Guaranty of the Debt of Foreign Subsidiaries (other than Catalina Canada and Go-Gro Industries Limited) provided that such Debt of said Foreign Subsidiaries shall not exceed at any time the total amount of $1,000,000 and further provided that Borrower shall notify the Agent in writing prior to guaranteeing any Debt of said Foreign Subsidiaries.

      "REVOLVING BORROWING" shall mean a Borrowing consisting of Revolving
      Loans.

      "TERMINATION DATE" means the earlier of (i) March 31, 2002, as extended from time to time pursuant to Section 1.4, and (ii) the date of termination in whole of the Bank's Commitments pursuant to Section 1.2 or 7.2."

   q. The following definitions are hereby inserted in Section ll.l(a) of the Credit Agreement to read as follows:

      "ADJUSTED CAPITAL EXPENDITURES" shall mean the capital expenditures of the Borrower and Subsidiaries less the expenditures made by Borrower after the date hereof for or related to the expansion of the Shenzhen Jiadianbao

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      Electrical Products Company Limited facility, a Chinese cooperative joint venture controlled by Go-Gro Industries Limited.

      "CURRENT MATURITIES OF LONG TERM DEBT" shall mean the portion of Long Term Debt of the Borrower and Subsidiaries, on a Consolidated basis, due during the twelve (12) month period from the date said determination is to be made.

      "FIXED CHARGE COVERAGE RATIO" shall mean the ratio of (a) the Borrower's and Consolidated Subsidiaries' Consolidated EBITDA plus, with the prior written consent of the Agent, a one-time non-operating expenditure not to exceed $1,500,000.00 less (i) Adjusted Capital Expenditures and (ii) all income related to the Browder litigation to (b) the sum of the Borrower's and Subsidiaries' (i) Consolidated Interest Charges, (ii) Current Maturities of Long Term Debt and (iii) Capitalized Lease Obligations.

      "FUNDED DEBT," shall mean indebtedness of the Borrower and its Consolidated Subsidiaries for borrowed money, every obligation of the Borrower and its Consolidated Subsidiaries issued or assumed as the deferred purchase price of assets or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue in accordance with their terms or the Borrower's and its Consolidated Subsidiaries' normal trade practice as applicable, or which are being contested in good faith), and guarantees of such indebtedness, recorded on the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, including reimbursement obligations of the Borrower and its Consolidated Subsidiaries with respect to letters of credit which are due and owing and the amount of any indebtedness of the Borrower and its Consolidated Subsidiaries for Capitalized Leases Obligations which corresponds to principal, less, however, any indebtedness which is cash collateralized.

      "FUNDED DEBT TO EBITDA RATIO" shall mean, as at any date of determination thereof, the ratio of (a) Funded Debt, to (b) consolidated EBITDA of Borrower and Consolidated Subsidiaries plus, with the prior written consent of the Agent, a one-time non-operating expenditure not to

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

      exceed $1,500,000.00 less all income related to the Browder litigation.

      "LONG TERM DEBT" shall mean those liabilities, or any portion thereof, the maturity of which extends beyond twelve (12) months from the date said determination is to be made.

      "SENIOR FUNDED DEBT" shall mean all Funded Debt which is not Subordinated Debt.

      "SENIOR FUNDED DEBT TO EBITDA RATIO" shall mean the ratio of as at any date of determination thereof, the ratio of (a) Senior Funded Debt, to (b) consolidated EBITDA of Borrower and Consolidated Subsidiaries plus, with the prior written consent of the Agent, a one-time non-operating expenditure not to exceed $1,500,000.00 less all income related to the Browder litigation.

   r. The following definitions found in Section ll.l(a) of the Credit Agreement are hereby deleted:

      "BORROWING BASE; BORROWING BASE CERTIFICATE; BORROWING BASE PERIOD; NON-REVOLVING ADVANCE; QUALIFIED ACCOUNTS; QUALIFIED FACTORED RECEIVABLES; and QUALIFIED INVENTORY."

   s. Section 12.1(b) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

      "(iv) ADDRESSES. All notices and other communications under this Agreement shall be given at the following respective addresses and telex, telecopier and telephone numbers and to the attention of the following Persons:

         (1) If to the Borrower or any Guarantor:

             Catalina Lighting, Inc.
             18191 N.W. 68th Avenue
             Miami, Florida 33015
             Telecopier No.: 305-556-4590
             Telephone No.: 305-558-4777
             Attention: Mr. Thomas M. Bluth
               Treasurer

         (2) If to the Agent:

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

             SunTrust Bank, Central Florida,
               National Association
             501 East Las Olas Boulevard
             7th Floor
             Ft. Lauderdale, Florida 33301
             Attention: Mr. Randy P. Chesak
             Telex No.: 4415-11 SunBank
             Telecopier No.: (954) 765-7240
             Telephone No.: (954) 765-7608

      (3) if to the Banks, at their respective address and telex, telecopier and telephone numbers set forth on the signature pages hereto (as the same may be amended from time to time);

      or at such other address or telex, telecopier or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

   t. The signature pages to the Credit Agreement are hereby amended as reflected on the signature pages attached hereto.

2. COUNTERPARTS. The Sixteenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Sixteenth Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Sixteenth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS SIXTEENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN

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

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the parties have executed this Sixteenth Amendment as of the day and year first above written.

                 (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)


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

                    SIGNATURE PAGE TO SIXTEENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                      THE CATALINA ENTITIES AND THE BANKS



                                          BORROWER:

                                          CATALINA LIGHTING, INC.


                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Vice President, Secretary,
                                              Treasurer

                                          GUARANTORS:

                                          EACH OF THE CORPORATIONS LISTED
                                          ON ANNEX I HERETO

                                          CATALINA INDUSTRIES, INC.,
                                          d/b/a Dana Lighting

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer

                                          CATALINA REAL ESTATE TRUST, INC.

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer

                                          ANGEL STATION, INC.

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer

                                          MERIDIAN LAMPS, INC.

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer

                    SIGNATURE PAGE TO SIXTEENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                      THE CATALINA ENTITIES AND THE BANKS



                                          CATALINA LIGHTING ARGENTINA, INC.,
                                          f/k/a MERIDIAN LAMPS DEVELOPMENT,
                                          INC.

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer

                                          CATALINA ADMINISTRATIVE CORPORATION

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer

                                          CATALINA MERCHANDISING, INC.

                                          By: /s/ Thomas M. Bluth
                                              ----------------------------------
                                              Thomas M. Bluth
                                              Secretary, Treasurer


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

                    SIGNATURE PAGE TO SIXTEENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                      THE CATALINA ENTITIES AND THE BANKS



                                          AGENT:
                                          SUNTRUST  BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION

                                          By: /s/ Randy P. Chesak
                                              ----------------------------------
                                              Randy P. Chesak
                                              Vice President

                                          BANK

Amount of                                 SUNTRUST BANK, CENTRAL FLORIDA,
Commitment: $15,000,000                   NATIONAL ASSOCIATION, f/k/a SUN
                                          BANK, NATIONAL ASSOCIATION

                                          By: /s/ Randy P. Chesak
                                              ----------------------------------
                                              Randy P. Chesak
                                              Vice President

Lending Office:
501 East Las Olas Boulevard
7th Floor
Ft. Lauderdale, Florida 33301

Address for purposes of Section  12.1:

      SunTrust Banks, Inc.
      501 East Las Olas Boulevard
      7th Floor
      Ft. Lauderdale, Florida 33301

      Telex No.: 4415-11 SunBank
      Telecopier No.: (954) 765-7240
      Telephone No.: (954) 765-7608

      Attention: Mr. Randy P. Chesak

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                    SIGNATURE PAGE TO SIXTEENTH AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                       BY AND BETWEEN SUNTRUST, AS AGENT,
                      THE CATALINA ENTITIES AND THE BANKS



                                          BANK:

                                          NATIONAL BANK OF CANADA,
                                          a Canadian chartered bank

Amount of                                 By: /s/ Michael S. Bloomenfeld
Commitment: $10,000,000                       ----------------------------------
                                              Vice President and Manager

Lending Office:

5100 Town Center Circle
Suite 430
Boca Raton, Florida 33486
Attention:  Michael S. Bloomenfeld
Reference:  Catalina Lighting, Inc.

Address for purposes of Section  12.1:

      National Bank of Canada
      5100 Town Center Circle
      Suite 430
      Boca Raton, Florida 33486
      Attention: Michael S. Bloomenfeld

      Telecopier      (407) 367-1705
      Telephone:      (407) 367-1700

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